SCHEDULE OF INTANGIBLE ASSETS NET (Details) - USD ($)	Mar. 31, 2025	Sep. 30, 2024
At cost:
Website	$ 21,881	$ 21,709
Patent	20,206	20,048
Exchange adjustment	(57)	331
Less: accumulated amortization	(33,097)	(27,882)
Total	$ 8,933	$ 14,206